UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 10, 2017

SOLAREDGE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36894	20-5338862
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 HaMada Street, Herziliya Pituach, Israel	4673335
(Address of Principal executive offices)	(Zip Code)

Registrant’s Telephone number, including area code: 972 (9) 957-6620

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

SolarEdge Technologies, Inc. (the “Company”) held an annual meeting of stockholders on May 10, 2017 (the “Annual Meeting”).  At the Annual Meeting, the stockholders voted on three matters:  the reelection of Ms. Tal Payne and Mr. Marcel Gani as Class II members of the Board of Directors, ratification of the appointment of Ernst & Young as the Company’s auditors for the year ending December 31, 2017, and an Advisory Vote on the Frequency of Future Advisory Votes to Approve Executive Compensation.

Proposal No. 1.  Election of Directors.

The stockholders approved the reelection of Ms. Tal Payne and Mr. Marcel Gani as Class II members of the Board of Directors to serve until the third annual meeting of stockholders following the Annual Meeting.  Each Class II member was elected at the Annual Meeting as follows:

	For	Against	Abstain	Broker Non-Votes
Tal Payne	12,281,211	4,520,593	91,866	4,469,305
Marcel Gani	12,274,282	4,526,701	92,687	4,469,305

Proposal No. 2.  Ratification of Appointment of Registered Public Accounting Firm.

The stockholders ratified the appointment of Kost Forer Gabbay & Kasierer, a member of EY Global (“Ernst & Young”) as the Company’s independent registered public accounting firm for the year ending December 31, 2017.  Proposal No. 2 was approved at the Annual Meeting as follows:

For	Against	Abstain	Broker Non-Votes
20,964,240	294,708	104,027	0

Proposal No. 3. Advisory Vote to Approve the Frequency of Future Votes to Approve Executive Officer Compensation.

The stockholders recommended, on an advisory basis, future votes to approve executive compensation on an annual basis by the following vote:

Annual	Every Two Years	Every Three Years	Abstain
16,399,929	5,287	410,052	78,402

Based on these results, and consistent with the Company’s recommendation, the Company’s Board of Directors has determined that the Company will hold an advisory vote on executive compensation every year.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLAREDGE TECHNOLOGIES, INC.

Date: May 11, 2017	By: /s/ Ronen Faier
Name: Ronen Faier Title: Chief Financial Officer